UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

ILEARNINGENGINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40129	85-3961600
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

6701 Democracy Blvd., Suite 300 Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(650) 248-9874

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	AILE	*
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	AILEW	*

*	iLearningEngines, Inc.’s securities began trading exclusively on the over-the-counter market on December 20, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Change in Registrants Certifying Accountant.

On February 13, 2025 (the “Resignation Date”), iLearningEngines, Inc. (the “Company”) received notice from Marcum LLP (the “Former Auditor”) that it resigned as the Company’s independent registered public accounting firm effective as of the Resignation Date.

During the years ended December 31, 2023, 2022 and 2021 and the subsequent interim periods through the Resignation Date, there were no (i) disagreements between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused the Former Auditor to make reference thereto in their reports on the Company’s financial statements for such periods or (ii) “reportable events,” as described in Item 3.04(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, except that, as described in the Registration Statement on Form S-4 filed by Arrowroot Acquisition Corporation on January 5, 2024, the Former Auditor advised the Company in connection with its audit of the Company’s consolidated financial statements for the year ended December 31, 2023 that the Company had material weaknesses in internal control over financial reporting relating to corporate governance policies, statutory compliance policies, and information technology controls.

The reports of the Former Auditor on the Company’s financial statements for the years ended December 31, 2023, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle. However, as disclosed in the Company’s Form 8-K dated November 18, 2024, on November 15, 2024, acting based on information identified by the Audit Committee during the course of the Special Committee’s investigation, the Former Auditor informed the Audit Committee of its conclusion that its reports, dated April 22, 2024 and September 1, 2023, on the Company’s previously issued consolidated financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 and as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022, respectively, should no longer be relied upon.

The Company provided a copy of this disclosure to the Former Auditor and has requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter is attached as Exhibit 16.1 hereto.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 12, 2025, Mr. Thomas Oliver stepped down as the Company’s Interim Chief Executive Officer and assumed the role of Chief Business Officer with the Company. On the same day, the Board of Directors (the “Board”) of the Company appointed Bonnie-Jeanne Gerety as Interim Chief Executive Officer. Ms. Gerety, 62 is the Company’s current Interim Chief Financial Officer and continues to hold this position in addition to the role of Interim Chief Executive Officer.

On February 14, 2025, in connection with the Company’s ongoing bankruptcy cases, the Board made the decision to terminate all Company employees, including all executive officers except for Winston Mar of CR3 Partners, the Company’s Chief Restructuring Officer.

As previously reported, the Company and its affiliated entities iLearningEngines Holdings, Inc., iLearningEngines FZ-LLC and in2vate, LLC (collectively, the “Debtors”), have filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors continue to operate the business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. The Chapter 11 Cases are being administered under the caption In re iLearningEngines, Inc., Case No. 24-12826.

Item 7.01. Regulation FD Disclosure

Additional Information on the Chapter 11 Cases

Filings in the Chapter 11 Cases and information about the Chapter 11 Cases, including as-entered orders of the Bankruptcy Court, may be viewed for a fee at the website maintained by the Bankruptcy Court at http://www.deb.uscourts.gov/, by following the directions for accessing the ECF system on such website. Copies of filings in the Chapter 11 Case are also available for inspection during regular business hours at the Clerk of the United States Bankruptcy Court for the District of Delaware, 824 N. Market Street, 3rd Floor, Wilmington, DE 19801. The documents and other information available via the Bankruptcy Court’s website or elsewhere are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information furnished under this Item 7.01 , shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in its securities, including its common stock, par value $0.0001 per share, and its warrants, which are exercisable for common stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. In particular, the Company expects that its stockholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this Form 8-K, are forward-looking statements. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding actions to be taken under the Chapter 11 Case, the Debtors’ ability to continue to operate its business and the exchange listing and trading of its common stock and warrants. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Although the Company believes that the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the bankruptcy process; the Debtors’ ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Case; the ability of the Debtors to agree to, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Case on the liquidity, results of operations and business of the Company and its subsidiaries; the possibility and timing of a foreclosure auction of Company assets; the Company’s ability to negotiate with its secured lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the Chapter 11 Case and going forward, the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks and uncertainties set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 and other documents filed by the Company from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2025

ILEARNINGENGINES, INC.

By:	/s/ Winston Mar
Winston Mar Chief Restructuring Officer

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